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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the PolarisAmerica Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 2, 2001, relating to the financial statements of Variable Separate Account (Portion Relating to the PolarisAmerica Variable Annuity), which appear in such Statement of Additional Information. We consent to the incorporation by reference of our reports into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Woodland Hills, California
April 25, 2001